SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: April 28, 2003

TOUCH AMERICA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-31237 (Commission File Number)	81-0540231 (IRS Employer Identification No.)

130 North Main, Butte, Montana (Address of principal executive offices)	59701-9332 (Zip Code)

Registrant's telephone number, including area code (406) 497-5100

Exhibit Index is found on page 4

ITEM 5. OTHER EVENTS.

Touch America Holdings Acts On Preferred Dividend; Delays Annual Meeting

On April 28, 2003, Touch America Holdings, Inc. (Touch America) issued a press release regarding dividends for the quarter ended April 30, 2003, on its Preferred Stock, $6.875 Series and the delay of its June 10, 2003 annual shareholders meeting. A copy of the press release is attached hereto as Exhibit 99a.

ITEM 7. EXHIBITS
Exhibit

99a	Press Release dated April 28, 2003, "Touch America Holdings Acts On Preferred Dividend; Delays Annual Meeting."

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, at Part I, "Warnings About Forward-Looking Statements" and in Item 2 "Warnings About Forward-Looking Statements" in the Company's Quarterly Report on Form  10-Q for the quarter ended September 30, 2002. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "expects," "believes," "anticipates," and similar expressions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOUCH AMERICA HOLDINGS, INC.
(Registrant)

By	/s/ J.P. Pederson
J.P. Pederson
Vice Chairman and Chief
Financial Officer

Dated: April 29, 2003

EXHIBIT INDEX

Exhibit 99a

Press Release dated April 28, 2003, "Touch America Holdings Acts On Preferred Dividend; Delays Annual Meeting."